[GRAPHICS OMITTED]

HILLIQRD LYONS

SENBANC
FUND

SENBANC

                                  ANNUAL REPORT
                                  JUNE 30, 2000

                        J.J.B. HILLIARD, W.L. LYONS, INC.
                              HILLIARD LYONS CENTER
                           LOUISVILLE, KENTUCKY 40202
                                  (502)588-8400
                                  (800)444-1854

Year ended June 30, 2000

To: Shareholders of Senbanc Fund

Your Fund has done well among its peers, in an unusual investment environment. Since its inception one year ago, Senbanc Fund's area of concentration, banks, has been a decidedly unpopular industry segment, and its value style of investing has been eclipsed by the domination of momentum investing. But our comfort level is high. In the early months of your Fund's existence, it was heavily weighted toward cash because of our declared intent to take a disciplined approach to investing. We did not know then that bank stock prices would decline along an unremittingly steep gradient through mid-March this year, but our method of investing equal dollar amounts each has worked to your advantage. Investing every dollar in the first month might have proven more rewarding, had bank stock prices begun a continuous upward move immediately thereafter.

The general market has been selective in segments most favored by buyers, and more so in the handful of stocks whose meteoric rise has thus far been sustained. Your Fund has avoided at least some of the volatility prevalent in the market these past twelve months, and our cash position is a conservative 16%. By June, just over seventeen million dollars was invested among 27 bank stocks, and this stock portion of your fund had declined by 15.3%. Because of the cash component, the net asset value of your fund was down 12.2%* from July 8, 1999 when Senbanc Fund began operations. Over the same period, the Nasdaq Bank Index (BANK) was down 19.9%, and the Standard & Poors Bank Index (.BIX) was down 28.5%**.

Compared with bank stocks in general Senbanc Fund's disciplined approach to building a portfolio of undervalued bank stocks has benefited our shareholders. The Fund's approach has limited exposure to downside risk, and since bank stock prices hit their lows on March 13, 2000, the Fund has participated in a modest recovery.

Senbanc Fund comparisons: We compare Senbanc Fund performance with three separate groups:

Major Indices:     S&P 500 Index (.SPX)

Bank Indices:      Nasdaq Bank Index (Bank)
                   S&P Bank Index (.BIX)

Bank Funds:        John Hancock Regional Bank Fund (FRBAX)
                   Pilgrim Bank and Thrift Fund (PBTAX)
                   SIFE Trust Fund (SIFEX)
                   Banc Stock Group Fund (BANCX)
                   Rydex Banking Fund (RYKAX)
                   Fidelity Select Banking Portfolio (FSRBX)

Senbanc Fund is a managed fund, and therefore more comparable to other managed bank funds. We believe the six bank funds named above is a complete list of bank funds invested exclusively in bank and thrift stocks.

For the period July 8, 1999, (Funds' inception) through June 30, 2000, Senbanc Fund outperformed the two unmanaged bank indexes, and outperformed the median of percentage change for the managed bank funds.

We attribute the positive relative performance of Senbanc Fund to its portfolio of undervalued banks having an overall limited downside movement compared with the general bank stock population, and to generally higher cash levels in the portfolio in a period of generally declining bank stock prices.

We are not satisfied with strong relative performance if it means poor performance on an absolute basis; we take small comfort from a general acceptance that rising interest rates have negatively impacted bank stock prices throughout the short life of the Fund. We expect well-run banks in our portfolio to expand interest rate margins, and to improve earnings per share at the double-digit rates of the last four quarters. We expect this buildup in value to protect our investment in these banks while we patiently wait for that measured value to be recognized with valuations for our portfolio substantially above the current median price/earnings ratio of 9.7 times.

We expect the benefits of value investing to be recognized again, and we expect the exceptional values represented by bank stocks generally to be re-appraised by investors. Your Fund should benefit from either event, in addition to continued growth in the intrinsic value of positions held.

                                       Yours very truly,
                                       /s/ Signature
                                       JAMES M. ROGERS
                                       President, Hilliard Lyons Research Trust

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   SENBANC FUND GROWTH OF $10,000 INVESTMENT

Senbanc Fund    Nasdaq Bank     S&P Bank Index     S&P 500 Index
$9,775          $10,000         $10,000            $10,000
$8,582          $ 8,010         $ 7,150            $10,660


          ANNUAL RETURNS
                      Since Inception*
Senbanc Fund (N.A.V.)      (12.2)%
Senbanc Fund (Load)        (14.18)%
Nasdaq Bank Index**        (19.9)%
S&P Bank Index**           (28.5)%
S&P 500 Index                6.6%

* Past performance is no guarantee of future results. The fund may have invested in stocks that have experienced significant gains; there is no guarantee that these gains will continue. As a non-diversified Fund, a greater percentage of the Fund's portfolio may be invested in one company's securities than the portfolio of a diversified fund. Because of this, the Fund may experience greater volatility in investment performance. Stock prices of portfolio companies will fluctuate so shares, when redeemed, may be worth less than original cost. The return cited includes a maximum sales charge of 2.25%. Share price and return will vary and you may have a gain or loss when you sell your shares.

** The Nasdaq Bank Index is an unmanaged index of unlisted  banks.  The S&P Bank
   Index is an unmanaged index of 31 of the largest U.S. Banks. The S&P 500 Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends but do not include any expenses associated with operating a mutual fund.

                                  SENBANC FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2000

COMMON STOCK -- 86.3%
-----------------------------------------------------------------------------------------
                                                                                 MARKET
SHARES       DESCRIPTION                                       COST              VALUE
------       -----------                                    ----------          --------
             SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 86.3%
             ----------------------------------------------------------------------------
 28,100      ABC Bancorp ..............................      $   301,843      $   270,462
 15,800      Alabama National Bancorporation ..........          323,550          313,037
 12,000      American Bancorp Ohio ....................          161,687          147,000
 20,200      Andover Bancorp, Inc. ....................          669,388          582,012
 15,500      Area Bancshares Corp. ....................          310,000          345,844
 33,300      Bank One Corp. ...........................        1,187,454          884,531
 23,800      Cathay Bancorp, Inc. .....................          916,925        1,103,725
  3,700      First Bancorp NC .........................           71,225           51,337
 10,000      First Charter Corp. ......................          150,000          157,500
  3,700      First Financial Bankshares, Inc. .........          120,369          101,750
  9,200      First of Long Island .....................          305,387          313,375
 17,500      First Union Corp. ........................          589,662          434,219
 49,035      Fulton Financial Corp. ...................          942,058          867,307
 46,600      GBC Bancorp ..............................          998,088        1,363,050
 69,400      Granite State Bankshares, Inc. ...........        1,583,482        1,049,675
  5,300      Indiana United Bancorp ...................          104,000           86,125
 41,800      Merchant Bancshares, Inc. ................          968,888          825,550
 25,956      Mid-America Bancorp ......................          628,550          648,900
 19,200      NBT Bancorp Inc ..........................          308,423          205,200
 14,800      Regions Financial Corp. ..................          300,925          294,150
264,700      Republic First Bancorp, Inc.* ............        1,996,826        1,224,237
 20,736      State Bancorp, Inc. ......................          317,277          261,792
104,910      Sterling Bancorp Co. .....................        1,878,820        1,652,333
  8,700      Summit Bancorp ...........................          301,760          214,238
 55,500      U.S. Bancorp, Inc. .......................          290,154          197,719
 17,800      UnionBanCal Corp. ........................          654,666          330,413
 57,590      United Security Bancorporation* ..........          620,889          554,304
                                                             -----------      -----------
             TOTAL COMMON STOCK (COST $17,002,296) ....       17,002,296       14,479,785
                                                             -----------      -----------

SHORT-TERM INVESTMENTS -- 0.0%
-----------------------------------------------------------------------------------------
  2,099      Wilmington U.S. Government Portfolio .....            2,099            2,099
  2,099      Wilmington Prime Money Market Portfolio ..            2,099            2,099
                                                             -----------      -----------
             TOTAL SHORT-TERM INVESTMENTS (COST $4,198)            4,198            4,198
                                                             -----------      -----------

                       See notes to financial statements.

                                  SENBANC FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                  JUNE 30, 2000

-----------------------------------------------------------------------------------------
                                                                                MARKET
PRINCIPAL       DESCRIPTION                                     COST             VALUE
---------       -----------                                  -----------       --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.3%
-----------------------------------------------------------------------------------------
2,395,000      Federal Home Loan Bank Discount Note,
               6.57%, 07/03/00 ........................      $ 2,394,126      $ 2,394,126
                                                             -----------      -----------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS        2,394,126        2,394,126
                                                             -----------      -----------
               TOTAL INVESTMENTS -- 100.6% ............       19,400,620       16,878,109
                                                             -----------      -----------
               LIABILITIES IN EXCESS OF ASSETS -- (0.6%)              --         (104,706)
                                                             -----------      -----------
               NET ASSETS -- 100.0% ...................      $19,400,620      $16,773,403
                                                             ===========      ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

*Non-income producing security.

                       See notes to financial statements.

                                  SENBANC FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2000

ASSETS:
Investment in securities, at market value
   (cost $19,400,620) ...............................................       $16,878,109
Receivable for:
   Dividends and interest ...........................................            64,570
   Capital shares sold ..............................................            45,712
Other assets ........................................................            14,525
                                                                            -----------
        Total Assets ................................................        17,002,916
                                                                            -----------
LIABILITIES:

Payables for:
   Capital shares redeemed ..........................................           106,706
   Due to Advisor ...................................................            15,119
   Accrued expenses .................................................           107,688
                                                                            -----------
        Total Liabilities ...........................................           229,513
                                                                            -----------
NET ASSETS ..........................................................       $16,773,403
                                                                            ===========
NET ASSETS CONSIST OF:
Paid-in capital .....................................................       $19,152,322
Net realized gains on investments ...................................           143,592
Net unrealized depreciation on investments ..........................        (2,522,511)
                                                                            -----------
NET ASSETS FOR 1,946,416 SHARES OUTSTANDING .........................       $16,773,403
                                                                            ===========
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER SHARE
   ($16,773,403/1,946,416 outstanding shares of
   beneficial interest, $0.01 par value, unlimited shares authorized)       $      8.62
                                                                            ===========
Maximum offering price per share (100/97.75 of $8.62) ...............       $      8.82
                                                                            ===========


                       See notes to financial statements.

                                  SENBANC FUND
                             STATEMENT OF OPERATIONS
               FOR THE PERIOD JULY 8, 1999* THROUGH JUNE 30, 2000

INCOME:

     Dividends ..........................................      $   357,532
     Interest ...........................................          219,410
                                                               -----------
          Total Income ..................................          576,942
                                                               -----------

EXPENSES:

     Advisory fee .......................................           92,880
     12b-1 fee ..........................................           22,633
     Accounting/Administrative fee ......................           98,115
     Transfer agent fee .................................           46,546
     Custodian fee ......................................           23,684
     Professional fees ..................................           38,468
     Shareholder reports ................................           20,026
     Registration fee ...................................           19,975
     Trustee's fees .....................................           26,272
     Miscellaneous ......................................           37,073
                                                               -----------
          Total expenses ................................          425,672
               Expenses reimbursed and fees waived ......         (154,771)
                                                               -----------
          Net expenses ..................................          270,901
                                                               -----------
NET INVESTMENT INCOME ...................................          306,041
                                                               -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain on investments ...................          143,592
     Net unrealized depreciation of investments .........       (2,522,511)
                                                               -----------
     Net realized and unrealized loss on investments ....       (2,378,919)
                                                               -----------
     Net decrease in net assets resulting from operations      $(2,072,878)
                                                               ===========

*Commencement of operations.

                       See Notes to Financial Statements.

                                  SENBANC FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                           FOR THE PERIOD
                                                                                            JULY 8, 1999*
                                                                                               THROUGH
                                                                                            JUNE 30, 2000
                                                                                         ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
     Net investment income ...........................................................      $    306,041
     Net realized gain on investments ................................................           143,592
     Net unrealized depreciation of investments ......................................        (2,522,511)
                                                                                             -----------
          Net decrease in net assets resulting from operations .......................        (2,072,878)
                                                                                             -----------

DISTRIBUTION TO SHAREHOLDERS FROM:
     Net investment income ...........................................................          (306,041)
                                                                                             -----------
          Total Distributions ........................................................          (306,041)
                                                                                             -----------

FROM SHARE TRANSACTIONS(a):
     Receipt from shares sold ........................................................        20,521,985
     Shares reinvested ...............................................................           282,122
     Shares redeemed .................................................................        (1,651,785)
                                                                                             -----------
          Net increase in net assets from Fund share transactions ....................        19,152,322
                                                                                             -----------
TOTAL INCREASE IN NET ASSETS .........................................................        16,773,403
                                                                                             -----------

NET ASSETS:
     Beginning of period .............................................................                --
     End of period ...................................................................       $16,773,403
                                                                                             ===========

                                                                                               SHARES
                                                                                             -----------
(a)CAPITAL SHARE TRANSACTIONS:
     Shares sold .....................................................................         2,099,150
     Shares reinvested ...............................................................            31,890
     Shares redeemed .................................................................          (184,624)
                                                                                             -----------
          Net increase in shares .....................................................         1,946,416
                                                                                             ===========

*Commencement of operations

                       See Notes to Financial Statements.

                                  SENBANC FUND
                              FINANCIAL HIGHLIGHTS


The following table includes selected data for a share of capital stock outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                               FOR THE PERIOD
                                                                                JULY 8, 1999*
                                                                                   THROUGH
                                                                                JUNE 30, 2000
                                                                             ------------------
Net asset value:
   Beginning of period ................................................            $ 10.00
                                                                                   -------
Net investment income .................................................               0.16
Net realized and unrealized loss on investments .......................              (1.38)
                                                                                   -------
Total from investment operations ......................................              (1.22)
                                                                                   -------
Less dividends from:
Net investment income .................................................              (0.16)
                                                                                   -------
Total distributions ...................................................              (0.16)
                                                                                   -------
Net asset value:
   End of period ......................................................            $  8.62
                                                                                   =======
Total Investment Return (excludes sales charge) .......................             (12.20%)**


SIGNIFICANT RATIOS ANDSUPPLEMENTAL DATA

Ratio of operating expenses to average net assets, including waivers ..               1.75%***
Ratio of operating expenses to average net assets, excluding waivers ..               2.75%***
Ratio of net investment income to average net assets, including waivers               1.98%***
Ratio of net investment income to average net assets, excluding waivers               0.98%***
Portfolio turnover rate ...............................................              12.93%**
Net assets, end of period (000s omitted) ..............................            $16,773

*   Commencement of Operations
**  Not Annualized
*** Annualized


                       See Notes to Financial Statements.

                                  SENBANC FUND
                          NOTES TO FINANCIAL STATEMENTS



1. DESCRIPTION OF THE FUND

Senbanc Fund (the "Fund") is a series of Hilliard Lyons Research Trust (the "Trust"), a non-diversified, open-ended management investment company organized as a Delaware business trust. The Trust may issue an unlimited number of shares in one or more series or classes as the Board of Trustees may authorize. Currently, the Fund is the only series authorized and outstanding. The Fund commenced operations on July 8, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Fund.

SECURITY VALUATION: The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith pursuant to procedures adopted by the Board of Trustees.

FEDERAL INCOME TAXES: The Fund intends to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions of net investment income and net realized gains will be made annually. Additional distributions may be made to the extent necessary. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

OTHER: Investment security transactions are accounted for on a trade date basis. The Fund uses the specific cost identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

3. PORTFOLIO TRANSACTIONS

During the period ended June 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

             Purchases .................................    $18,388,177
             Sales .....................................      1,529,474

The cost of investments for Federal income tax purposes and financial reporting is the same. At June 30, 2000, the gross unrealized appreciation and depreciation of investments was $623,444 and $3,145,955, respectively, resulting in net unrealized depreciation of $2,522,511.


4. INVESTMENT ADVISORY FEE AND OTHER SERVICES

Hilliard Lyons Research Advisors (the "Advisor"), a division of J.J.B. Hilliard, W.L. Lyons, Inc., provides management and investment advisory services to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Advisor is paid a monthly fee at the annual rate of 0.60% of the Fund's average daily net assets. The Advisor intends to waive its advisory fee until the Fund reaches $20 million in net assets. In addition, the Advisor has agreed to waive its advisory fee and reimburse fund expenses in order to limit the total annual operating expenses of the Fund to 1.75% of average daily net assets. During the period ended June 30, 2000, the Advisor waived its fee in the amount of $77,761.

PFPC Inc. ("PFPC") serves as administrator, accounting agent and transfer agent to the Trust pursuant to separate agreements with the Trust. During the period ended June 30, 2000, PFPC waived fees in the amount of $68,768.

PFPC Trust Company serves as Custodian of the assets of the Fund pursuant to a Custody Agreement with the Trust. During the period ended June 30, 2000, PFPC Trust Company waived fees in the amount of $8,242.

Provident Distributors, Inc. ("PDI") manages the Fund's distribution efforts. The Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to allow the Fund to reimburse PDI for certain expenses incurred in connection with distribution activities. The Trustees have authorized a payment of up to 0.60% of the Fund's average daily net assets annually to reimburse PDI for such expenses.

Certain Trustees and officers of the Trust are also officers or directors of the Advisor. Trustees and officers of the Trust who are "interested persons" of the Trust receive no compensation from the Trust.

                                  SENBANC FUND
                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees
Hilliard Lyons Research Trust - Senbanc Fund

We have audited the accompanying statement of assets and liabilities, including the Schedule of Investments, of Hilliard Lyons Research Trust - Senbanc Fund (the "Fund") as of June 30, 2000, and the related statement of operations, statement of changes in net assets, and financial highlights for the period July 8, 1999 (Commencement of Operations) through June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Hilliard Lyons Research Trust - Senbanc Fund at June 30, 2000, and the results of its operations, the changes in its net assets and its financial highlights for the period July 8, 1999 (Commencement of Operations) through June 30, 2000, in conformity with accounting principles generally accepted in the United States.


                                                 /s/ SIGNATURE
                                                     ERNST & YOUNG LLP


Philadelphia, Pennsylvania
August 4, 2000

                                    TRUSTEES

   William W. Crawford, Jr.    W. Patrick Mulloy
   Robert L. Decker            James W. Stuckert


                                    OFFICERS

   James W. Stuckert -- CHAIRMAN
   James M. Rogers -- PRESIDENT
   Alan F. Morel -- VICE PRESIDENT
   Joseph C. Curry, Jr. -- TREASURER
   Jeannie Oster -- SECRETARY
   Ann F. Cody -- ASST. SECRETARY
   Pat A. Colletti -- ASST. SECRETARY


                                   DISTRIBUTOR

   Provident Distributors, Inc.
   3200 Horizon Drive
   King of Prussia, PA 19406


                                 TRANSFER AGENT

   PFPC Inc.
   400 Bellevue Parkway
   Wilmington, DE 19809


                                    CUSTODIAN

   PFPC Trust Company
   The Eastwick Center
   8800 Tinicum Blvd.
   Philadelphia, PA 19153


                                    AUDITORS

   Ernst & Young LLP


                                  LEGAL COUNSEL

   Vedder, Price, Kaufman & Kammholz


   This report is intended for the information of shareholders of the Senbanc Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.


                                  ANNUAL REPORT
                                  JUNE 30, 2000